UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 24, 2023

GULFPORT ENERGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-19514	86-3684669
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

713 Market Drive Oklahoma City, Oklahoma	73114
(Address of principal executive offices)	(Zip code)

(405) 252-4600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Name of each exchange on which registered	Trading Symbol
Common stock, par value $0.0001 per share	The New York Stock Exchange	GPOR

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) On May 24, 2023, Gulfport Energy Corporation (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”) at 713 Market Drive, Oklahoma City, Oklahoma.

(b) The final voting results for the four proposals that were presented for stockholder approval, recommendation or ratification at the Annual Meeting are set forth below. Each of the four proposals was described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 10, 2023. All results presented below reflect the voting power of the Company’s common stock and the Company’s Series A Convertible Preferred Stock on an as-converted basis.

Proposal 1: Election of Directors

Timothy J. Cutt, David Wolf, Guillermo (Bill) Martinez, Jason Martinez, David Reganato, John Reinhart and Mary Shafer-Malicki were elected to serve as the Company’s directors until the 2024 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified. The results of the vote on Proposal 1 were as follows:

Name of Nominee	For	Against	Abstain	Non-Votes
Timothy J. Cutt	20,278,205	281,830	890	550,189
David Wolf	20,446,588	113,447	890	550,189
Guillermo (Bill) Martinez	19,427,916	1,132,116	893	550,189
Jason Martinez	20,444,904	115,131	890	550,189
David Reganato	20,068,711	491,323	891	550,189
John Reinhart	20,517,433	42,599	893	550,189
Mary Shafer-Malicki	20,556,424	3,608	893	550,189

Proposal 2: Auditors Ratification Proposal

The Company’s stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent auditor for the fiscal year ending December 31, 2023. The results of the vote on Proposal 2 were as follows:

For	Against	Abstain	Non-Votes
21,097,785	12,461	868	0

Proposal 3: Say-On-Pay Proposal

The Company’s stockholders approved, on an advisory, non-binding basis, the compensation paid to the Company’s named executive officers. The results of the vote on Proposal 3 were as follows:

For	Against	Abstain	Non-Votes
20,521,465	37,999	1,460	550,189

Proposal 4: Say on Frequency Proposal

The Company’s stockholders voted, on an advisory, non-binding basis, on the frequency of advisory stockholder votes on the compensation paid to the Company’s named executive officers. The results of the vote on Proposal 4 were as follows:

1 year	2 years	3 years	Abstain	Non-Votes
20,486,478	11,812	61,349	1,286	550,189

In light of the results of the advisory vote on the frequency of advisory stockholder votes on the compensation paid to the Company’s named executive officers, the Board of the Company has determined that the Company will hold the advisory vote on executive compensation every year.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GULFPORT ENERGY CORPORATION

Date: May 26, 2023	By:	/s/ Michael Hodges
Michael Hodges
Chief Financial Officer

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